Exhibit 99.2
©XBP EUROPE 2024 ©XBP EUROPE 2025 FY and Fourth Quarter 2024 Results March 19, 2025

©XBP EUROPE 2024 ©XBP EUROPE 2025 Safe Harbor Statements Forward-Looking Statements: Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for XBP Europe Holdings, Inc. (“XBP Europe” or the “Company”), and other statements that are not historical facts. These statements are based on the current expectations of XBP Europe management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation (1) the outcome of any legal proceedings that may be instituted against XBP Europe or others and any definitive agreements with respect thereto; (2) the inability to meet the continued listing standards of Nasdaq or another securities exchange; (3) the risk that the business combination disrupts current plans and operations of XBP Europe and its subsidiaries; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of XBP Europe and its subsidiaries to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that XBP Europe or any of its subsidiaries may be adversely affected by other economic, business and/or competitive factors; (8) risks related to XBP Europe’s potential inability to achieve or maintain profitability and generate cash; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; (11) the ability of XBP Europe to retain existing clients; (12) the potential inability of XBP Europe to manage growth effectively; (13) the ability to recruit, train and retain qualified personnel, and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Annual Reports on Form 10-K filed on April 1, 2024 and subsequent filings with the Securities and Exchange Commission (the “SEC”). In addition, forward-looking statements provide XBP Europe’s expectations, plans or forecasts of future events and views as of the date of this communication. XBP Europe anticipates that subsequent events and developments will cause XBP Europe’s assessments to change. These forward-looking statements should not be relied upon as representing XBP Europe’s assessments as of any date subsequent to the date of this presentation. Non-GAAP Financial Measures: This presentation includes constant currency, EBITDA and Adjusted EBITDA, each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). XBP Europe believes that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our financial performance, results of operations and liquidity and allows investors to better understand the trends in our business and to better understand and compare our results. XBP Europe’s board of directors and management use constant currency, EBITDA and Adjusted EBITDA to assess XBP Europe’s financial performance, because it allows them to compare XBP Europe’s operating performance on a consistent basis across periods by removing the effects of XBP Europe’s capital structure (such as varying levels of debt and interest expense, as well as transaction costs resulting from the business combination with CF Acquisition Corp. VIII on November 29, 2023). Adjusted EBITDA also seeks to remove the effects of integration and related restructuring expenses and other similar non-routine items, some of which are outside the control of our management team. Restructuring expenses are primarily related to the implementation of strategic actions and initiatives related to right-sizing of the business. All of these costs are variable and dependent upon the nature of the actions being implemented and can vary significantly driven by business needs. Accordingly, due to that significant variability, we exclude these charges since we do not believe they truly reflect our past, current or future operating performance. The constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates. We calculate constant currency revenue and Adjusted EBITDA on a constant currency basis by converting our current-period local currency financial results using the exchange rates from the corresponding prior-period and compare these adjusted amounts to our corresponding prior period reported results. XBP Europe does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in XBP Europe’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP financial measures are not required to be uniformly applied, are not audited and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP. Net loss is the GAAP measure most directly comparable to the non-GAAP measures presented here. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the slide titled Reconciliation of non-GAAP measures. Rounding: Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect absolute figures. Supplemental Information: These slides are not intended to be a stand-alone presentation but should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our public filings.

©XBP EUROPE 2024 ©XBP EUROPE 2025 3 XBP Europe at a glance Where Secure hybrid cloud infrastructure enables XBP Europe to deploy its solutions to clients across EMEA. Our physical footprint spans 15 countries over 32 locations supported by our ~1,500 employees. Who XBP Europe (Nasdaq: XBP), is a pan-European integrator of bills, payments and related solutions and services. We serve many of the largest private and public sector clients in Europe, and our extensive network spans the majority of key European markets. Why We see significant long-term market share growth opportunities throughout Europe given 1) outsized government spending, 2) initiatives to accelerate digital transformation and increase adoption of cloud-based and AI services for public and private sector players, 3) acceleration of Open Banking initiatives which will create opportunities for non-bank players, and 4) government frameworks, like G-Cloud 14, which will allow high quality operators like XBP to increase share. What We have traditionally focused on bills and payments process management and we process several hundred million payment transactions each year. As our clients’ needs have evolved so have our solutions and we are expanding our focus to include data modernisation and AI enablement through our solutions and services suites. We believe our business ultimately advances digital transformation, improves market-wide liquidity by expediting payments, and encourages sustainable business practices. XBP Europe Company Overview

©XBP EUROPE 2024 ©XBP EUROPE 2025 XBP Europe solution suite - Summary 4 Finance & Accounting ● Exchange for Bills & Payments (XBP) ● Procure to Pay (P2P) ● Order to Cash (O2C) ● Record to Report (R2R) ● Financial Planning and Analysis ● Finance & Accounting Outsourcing ● ERP Data Consolidation Banking & Finance ● Confirmation of Payee (CoP) ● Request to Pay (RtP) ● Mortgage/Loan Management ● Payment Processing/ Enablement ● Cross Border Payments ● Check Clearing ● Know Your customer (KYC) Enterprise Information Management (EIM) ● Document Digitisation ● Data input/ Keying Services ● Digital Mailroom (DMR) ● Document Records Management ● Intelligent Data Processing ● Data Visualisation ● Big Data Analytics Business Process Management ● Workflow Automation ● Robotic Process Automation (RPA) ● Incident Management ● Workforce Management ● Document Digitisation ● Application Support Cloud & AI Technology ● Data Modernisation ● Multi Cloud Management ● Cybersecurity Integrated Communications ● Omnidirect ● Print and Mail ● AI-powered Contact Centre Services Digital Workplace (Work From Anywhere) ● Intelligent Lockers ● Digital Mailroom (DMR) ● Digital Signature ● Expense Management ● Incident Management ● Ethics Reporting ● Workforce Management ● Learning & Development Center of Excellence ● Exchange for Bills and Payments (XBP) ● ERP Data Consolidation ● FAO services XBP Europe Company Overview 4

Who We Serve

Serving over 2,000 clients across the public and private sectors

Industry Specific and Industry Agnostic Enterprise Software and Services

Low client concentration (FY2024):

- **Top 10** clients accounted for ~28% of revenue
- **Top 100** clients accounted for ~79% of revenue

Large Enterprises and Small Businesses Finance Departments

F&A, IPA, WFA, SaaS

We empower accounting and finance through a suite of solutions that offer automation, communication, and business insights to seamlessly manage transactions and help to improve liquidity.

#Financial Services

50+ Enterprise level clients across all regions

Financial Institutions, Banks & Insurance Companies

Digital Banking, Financial BPO Services

We help financial institutions to provide a better experience to billers, payers, and clients, thereby optimizing payment transactions and improving satisfaction, loyalty, and retention.

#Banking

- 30 top global and European banks
- Provider of state-of-the-art technology platform that processes 100% of UK cheque clearing
- XBP Europe's technology supports ~63 million online banking customers

Governments & Public Sector Organizations

BPO

We help governments and public sector organizations on their digital transformation journey, including workflow solutions, documents processing, and content management.

#Public Sector

Serving 55+ central & local governmental entities across 7 countries

©XBP EUROPE 2025

XBP Europe Company Overview 5

©XBP EUROPE 2024 ©XBP EUROPE 2025 FY and 4Q 2024 Financial Highlights 6

©XBP EUROPE 2024 ©XBP EUROPE 2025 YoY +260 bps FY 2024 at a Glance 7 YoY +110 bps Revenue $142.8M YoY -8.0% Gross Margin 26.8% Adj EBITDA1 $13.4M YoY -14.9% SG&A $26.5M YoY -$2.4M 1: Adj EBITDA from Continuing Operations - Reference Adj EBITDA reconciliations on slide 16 YoY -250 bps Technology segment Gross Margin 53.4% Note: Unless otherwise noted, any references within this presentation relate to continuing operations Bills & Payments Gross Margin 16.1% YoY +$2.4M Operating Profit $3.5M Bills & Payments: 71.3% Technology: 28.7% Revenue Mix

©XBP EUROPE 2024 ©XBP EUROPE 2025 YoY +930 bps Sequentially -100 bps 4Q 2024 at a Glance 8 YoY +480 bps Sequentially -440 bps Revenue $35.6M YoY -7.5% Sequentially +0.7% Gross Margin 28.3% Adj EBITDA1 $4.4M YoY -30.7% Sequentially -1.1% SG&A $6.7M YoY -$0.4M Sequentially -$0.4M 1: Adj EBITDA from Continuing Operations - Reference Adj EBITDA reconciliations on slide 16 YoY -500 bps Sequentially -1,120 bps Technology segment Gross Margin 47.8% Note: Unless otherwise noted, any references within this presentation relate to continuing operations Bills & Payments Gross Margin 20.9% YoY +$3.4M Sequentially -$1.5M Operating Profit $1.0M Bills & Payments: 72.5% Technology: 27.5% Revenue Mix

©XBP EUROPE 2024 ©XBP EUROPE 2025 FY 2024 Financial Highlights 9 • Higher Operating Profit, driven primarily by Gross Margin expansion • Gross Margin improvement due to cost optimization coupled with operating leverage 1: Reference Adj EBITDA reconciliation on slide 16 Note: Unless otherwise noted, any references within this presentation relate to continuing operations; Non-GAAP measures are unaudited $ in thousands

©XBP EUROPE 2024 ©XBP EUROPE 2025 4Q 2024 Financial Highlights 10 • Two consecutive quarters of sequential revenue growth as ~$25 million of active project ramp-ups accelerate, including recent go-live of His Majesty’s Passport Office (HMPO) • Gross margin improvement driven by better operational leverage, automation, and optimization flow-through 1: Reference Adj EBITDA reconciliation on slide 16 Note: Unless otherwise noted, any references within this presentation relate to continuing operations; Non-GAAP measures are unaudited $ in thousands

©XBP EUROPE 2024 ©XBP EUROPE 2025 Segment Profitability – FY 2024 11 • Gross margin improvement driven by ramp of large contracts coupled with cost optimization initiatives Note: Unless otherwise noted, any references within this presentation relate to continuing operations $ in thousands

©XBP EUROPE 2024 ©XBP EUROPE 2025 Segment Profitability – 4Q 2024 12 • YoY Gross margin improvement driven by Bills & Payments as large contracts are ramped and effects of savings initiatives are realized Note: Unless otherwise noted, any references within this presentation relate to continuing operations $ in thousands

©XBP EUROPE 2024 ©XBP EUROPE 2025 Appendix 13

Geographic Footprint and Key Operational Metrics

XBP Europe solutions reach majority of populations in key markets. The Company processed **several hundred million payment transactions** in 2024.

Pan-European Presence

15 Countries[1]

32 Locations



Norway
(population 5 million) process 100% of bank giro

Sweden
(population 10 million) ~7 million individuals and 500,000+ companies use bank giro processed by XBP

Ireland
(population 5 million) process~95% of all payments by check

United Kingdom
(population 67 million) ~100% of all check payments archived or processed

Germany
(population 83 million) technology is used to support 50+ million online banking customers

We are one of the largest non-bank processors of payments in Europe

1. Physical locations with XBP Europe employee presence

©XBP EUROPE 2025

XBP Europe Company Overview

14

©XBP EUROPE 2024 ©XBP EUROPE 2025 Client and industry diversification 15 $143M FY2024 Revenue* 15 * From Continuing Operations

©XBP EUROPE 2024 ©XBP EUROPE 2025 Adjusted EBITDA Reconciliation From Continuing Operations 16 ($ in thousands) (1) Adjustment represents costs associated with restructuring, including employee severance and vendor and lease termination costs. (2) Represents litigation settlement and associated expenses incurred in connection with the Company subsidiary litigation. (3) Primarily represents management fee incurred in exchange for services, which included provision of legal, human resources, corporate finance, and marketing support. The management services agreement was terminated in connection with the Business Combination and was replaced by the related party service fee pursuant to the Services Agreement which reduced the fee and modified the services provided. (4) Represents the non-cash charges related to restricted stock units and options. (5) Represents transaction costs incurred as part of the Business Combination. (6) Supplemental financial measures that are not required by, or presented in accordance with, accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures should not be considered as alternatives to operating or net income or cash flows from operating activities, in each case determined in accordance with GAAP. These non-GAAP financial measures are among the indicators used by management to measure the performance of the Company's operations, and also among the criteria upon which performance-based compensation may be based. Adjusted EBITDA also is used by our lenders for debt covenant compliance purposes. Similar non-GAAP financial measures may be calculated differently by other companies, including other companies in our industry, limiting their usefulness as comparative measures. Because of these limitations, you should consider the non-GAAP financial measures alongside other performance measures and liquidity measures, including operating income, various cash flow metrics, net income and our other GAAP results.

©XBP EUROPE 2024 ©XBP EUROPE 2025 Non-GAAP Reconciliation 17

©XBP EUROPE 2024 ©XBP EUROPE 2025 Footnotes to Non-GAAP Reconciliation 18 (1) Constant currency excludes the impact of foreign currency fluctuations and is computed by applying the average exchange rates for the year ended December 31, 2023, to the revenues during the corresponding period in 2024. (2) Adjustment represents costs associated with restructuring, including employee severance and vendor and lease termination costs. (3) Represents litigation settlement and associated expenses incurred in connection with the Company subsidiary litigation. (4) Primarily represents management fee incurred in exchange for services, which included provision of legal, human resources, corporate finance, and marketing support. The management services agreement was terminated in connection with the Business Combination and was replaced by the related party service fee pursuant to the Services Agreement which reduced the fee and modified the services provided. (5) Represents the non-cash charges to restricted stock units and options. (6) Represents transaction costs incurred as part of the Business Combination. (7) Adjustment represents costs associated with restructuring related to employee severance.

©XBP EUROPE 2024 ©XBP EUROPE 2025 Defined Terms in Presentation and Notes 19 • ACV: Annual contract value in dollars • Gross Margin: Total revenue less cost of revenue as a percentage of total revenue • Capital Expenditures: Funds used to buy, maintain, or improve physical or fixed assets used in the Company’s operations • New Business Win Rate: ACV closed in the period versus prior period • SG&A: Selling, General, and Administrative Expense • F&A: Finance & Accounting • IPA: Intelligent Process Automation • WFA: Work from Anywhere • SaaS: Software as a Service • BPO: Business Process Outsourcing